UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 10, 2020

TransMedics Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-38891	83-2181531
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Minuteman Road

Andover, Massachusetts 01810

(Address of Principal Executive Offices, and Zip Code)

(978) 552-0900

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	TMDX	The Nasdaq Stock Market LLC (The Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition.

On April 13, 2020, TransMedics Group, Inc. (the “Company) issued a press release providing an update regarding the COVID-19 pandemic and announcing the Company’s preliminary financial results for the quarter ended March 31, 2020. In addition, the Company announced that it is withdrawing its annual 2020 financial guidance, previously issued on March 2, 2020, due to the unpredictability of the duration and the magnitude of the impact of the COVID-19 pandemic. A copy of this press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing by the Company, under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filling.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 10, 2020, TransMedics, Inc. (“TransMedics”), a wholly-owned subsidiary of the Company, and Stephen Gordon, the Chief Financial Officer of TransMedics and the Chief Financial Officer, Treasurer and Secretary of the Company, entered into an amendment to the Executive Retention Agreement, dated as of March 23, 2015, between TransMedics and Mr. Gordon. The amendment provides that the term of the Executive Retention Agreement will automatically extend for an additional one-year period on each succeeding January 1st unless notice is given by TransMedics not later than 90 days prior to the scheduled expiration of the then-current term and also provides that the term of the Executive Retention Agreement will be deemed to have been continuously in effect from the date the agreement had previously expired by its terms to the date of the amendment.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the amendment, which is attached as Exhibit 10.1 hereto and incorporated by reference herein in its entirety.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment to Executive Retention Agreement, by and between TransMedics, Inc. and Stephen Gordon, dated April 10, 2020

99.1	Press Release issued by TransMedics Group, Inc. on April 13, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSMEDICS GROUP, INC.

Date: April 13, 2020	By:	/s/ Stephen Gordon
Name: Stephen Gordon
Title: Chief Financial Officer, Treasurer and Secretary